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                                                                    EXHIBIT 10.3

                           BUILD-A-BEAR WORKSHOP, INC.
                            2004 STOCK INCENTIVE PLAN







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                           BUILD-A-BEAR WORKSHOP, INC.
                            2004 STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS


                                                                                                               PAGE
1.       Purpose of the Plan......................................................................................1

2.       Definitions..............................................................................................1
         A.       "Act"...........................................................................................1
         B.       "Award".........................................................................................1
         C.       "Award Agreement"...............................................................................1
         D.       "Board".........................................................................................1
         E.       "Cash-Based Award"..............................................................................1
         F.       "Change in Control".............................................................................1
         G.       "Code"..........................................................................................2
         H.       "Committee".....................................................................................2
         I.       "Company".......................................................................................2
         J.       "Employer"......................................................................................2
         K.       "Fair Market Value".............................................................................2
         L.       "Incentive Stock Option"........................................................................3
         M.       "Non-qualified Stock Option"....................................................................3
         N.       "Option"........................................................................................3
         O.       "Other Stock-Based Award".......................................................................3
         P.       "Parent"........................................................................................3
         Q.       "Participant"...................................................................................3
         R.       "Performance Based Award".......................................................................3
         S.       "Plan"..........................................................................................3
         T.       "Public Offering"...............................................................................3
         U.       "Statutory Option Stock"........................................................................3
         V.       "Stock".........................................................................................3
         W.       "Stock Appreciation Right"......................................................................3
         X.       "Subsidiary"....................................................................................3

3.       Stock Subject to the Plan................................................................................4

4.       Administration...........................................................................................4

5.       Committee................................................................................................5




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
6.       Options..................................................................................................5

         A.       Type of Option..................................................................................5
         B.       Option Prices...................................................................................5
         C.       Exercise - Elections and Restrictions...........................................................5
         D.       Option Terms....................................................................................6
         E.       Successive Option Grants........................................................................6
         F.       Additional Incentive Stock Option Requirements..................................................7
         G.       Deferral of Gain on a Non-qualified Stock Option................................................8

7.       Stock Appreciation Rights................................................................................8
         A.       Grant Terms.....................................................................................8
         B.       Exercise Terms..................................................................................8
         C.       Limitations.....................................................................................8

8.       Other Stock-Based Awards and Cash-Based Awards...........................................................8

9.       Performance-Based Awards.................................................................................9

10.      Nontransferability of Awards.............................................................................9

11.      Investment Purpose.......................................................................................9
         A.       Right of First Refusal.........................................................................10
         B.       Take-Along Rights..............................................................................11
         C.       Effect of Prohibited Transfer..................................................................11
         D.       Buy-Back Rights................................................................................11
         E.       Exceptions to Transfer Restrictions............................................................12
         F.       Termination of Transfer Restrictions...........................................................12

12.      Adjustments Upon Changes in Capitalization or Corporation Acquisitions..................................12

13.      Amendment and Termination...............................................................................13

14.      Effectiveness of the Plan...............................................................................13

15.      Time of Granting of an Award............................................................................13

16.      Term of Plan............................................................................................13


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
17.      Severability............................................................................................13

18.      Non-Waiver of Rights....................................................................................14

19.      Assignment..............................................................................................14

20.      No Right To Continued Employment........................................................................14

21.      Choice of Law...........................................................................................14



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                           BUILD-A-BEAR WORKSHOP, INC.
                            2004 STOCK INCENTIVE PLAN

1.       Purpose of the Plan.

         The purpose of the Plan is to provide the Company with a means to assist in recruiting, retaining and rewarding certain employees, directors and consultants and to motivate such individuals to exert their best efforts on behalf of the Employer by providing incentives through the granting of Awards. By granting Awards to such individuals, the Company expects that the interests of the recipients will be better aligned with those of the Employer.

2.       Definitions.

         Unless the context clearly indicates otherwise, the following capitalized terms shall have the meanings set forth below:

         A. "Act" means the Securities Exchange Act of 1934, as amended, or any successor thereto.

         B. "Award" means a grant under the Plan of an Option, Stock Appreciation Right, Cash-Based Award or Other Stock-Based Award.

         C. "Award Agreement" means an agreement entered into between the Employer and a Participant, or a certificate issued by the Employer as determined by the Committee, as such agreement or certificate may be amended from time to time, setting forth the terms and provisions applicable to Awards granted under the Plan.

         D. "Board" means the Board of Directors of the Company or any duly appointed Committee thereof.

         E. "Cash-Based Award" means an Award described in Section 8 as a Cash-Based Award.

         F. "Change in Control" means (i) the purchase or other acquisition (other than from the Company) by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the Act (excluding, for this purpose, the Company or its subsidiaries or any employee benefit plan of the Company or its subsidiaries), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 20% or more of either the then-outstanding shares of common stock of the Company or the combined voting power of the Company's then-outstanding voting securities entitled to vote generally in the election of directors; or (ii) individuals who, as of the date hereof, constitute the Board (and, as of the date hereof, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person who becomes a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the




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                  directors then comprising the Incumbent Board (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act) shall be, for purposes of this section, considered as though such person were a member of the Incumbent Board; or (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of, respectively, the common stock and the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated corporation's then-outstanding voting securities, or of a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

         G. "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

         H. "Committee" means the committee described in Section 5 or, in the absence of any such Committee, the Board.

         I. "Company" means Build-A-Bear Workshop, Inc., a Delaware corporation.

         J. "Employer" means the Company and any other entity directly or indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Board in which the Company has an interest.

         K. "Fair Market Value" means (i) if there should be a public market for the relevant Stock on the determination date, the arithmetic mean between the high and lows of prices of such Stock as reported on such date on the Composite Tape of the principal national securities exchange or, if applicable, the NASDAQ National Market on which such Stock is listed or admitted to trading, or, if such Stock is not listed or admitted on any national securities exchange or the NASDAQ National Market, the arithmetic mean of the per share closing bid price and per share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted) ("NASDAQ"), or if no sale of such shares shall have been reported on the Composite Tape of any national securities exchange or the NASDAQ National Market or quoted on the NASDAQ on such date, then the immediately preceding date on which sales of such shares have been so reported or quoted shall be used, and (ii) if there should not be a public market for the Stock on such date, the value established by the Committee in good faith.


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         L.       "Incentive Stock Option" means a stock option which is an
                  incentive stock option within the meaning of Code Section 422.

         M. "Non-qualified Stock Option" means a stock option which is not an Incentive Stock Option.

         N. "Option" means both an Incentive Stock Option and a Non-Qualified Stock Option.

         O.       "Other Stock-Based Award" means an Award granted pursuant to
                  Section 8 and described as an Other Stock-Based Award.

         P. "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or such other meaning as may be hereafter ascribed to it in Code
                  Section 424.

         Q. "Participant" means an employee, director or consultant of the Employer who is selected by the Committee to receive an Award.

         R. "Performance Based Award"means an Award issued pursuant to the terms of Section 9.

         S. "Plan" means the Build-A-Bear Workshop, Inc. 2004 Stock Incentive Plan.

         T. "Public Offering" means the creation of an active trading market in Common Stock by the sale of Common Stock to the public pursuant to a registration statement under the Securities Act of 1933.

         U. "Statutory Option Stock" means any stock acquired through the exercise of an Incentive Stock Option or an option granted under an employee stock purchase plan as defined in Code
                  Section 423.

         V. "Stock" means the common stock, par value of $0.01 per share, of the Company.

         W. "Stock Appreciation Right" means a stock appreciation right described in Section 7.

         X. "Subsidiary" means any corporation or other legal entity (other than the Company) in an unbroken chain of corporations or other legal entities beginning with the Company if, at the time of granting an Award, each of the corporations or other legal entities other than the last corporation or other legal entity in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock or other equity in one of the other corporations

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                  or other legal entities in such chain, or such other meaning as may be hereafter ascribed to it in Code Section 424.

3.       Stock Subject to the Plan.

         The number of shares of Stock allocated to the Plan and reserved to satisfy Awards under the Plan shall be the remainder of (i) three million seven hundred thousand (3,700,000) shares of Stock less (ii) the sum of (a) and (b) where (a) is the sum of the number of shares of Stock with respect to which options have been awarded under the Build-A-Bear Workshop, Inc. 2000 Stock Option Plan and the number of shares of Stock with respect to which options have been awarded under the Build-A-Bear Workshop, Inc. 2002 Stock Option Plan, reduced by the number of shares of such Stock awarded pursuant to options which have expired, lapsed or been forfeited, and (b) is the number of shares of Stock awarded pursuant to a restricted stock agreement reduced by the number of shares of such Stock granted pursuant to awards which have expired, lapsed or been forfeited. The maximum number of shares of Stock subject to Awards which are Options and Stock Appreciation Rights which may be granted during a calendar year to a Participant shall be Three Hundred Thousand (300,000). Notwithstanding the preceding, in no event shall the number of shares of Stock awarded to Participants under the Plan, when taken in combination with the number of outstanding shares of Stock previously issued by the Company, a Parent or Subsidiary to employees of the Company, a Parent or Subsidiary, exceed the limit specified in the Company Charter. The Company may, in its discretion, use shares held in the treasury or shares acquired on the public market, if applicable, in lieu of authorized but unissued shares. If any Award shall expire or terminate for any reason, the shares subject to the Award shall again be available for the purposes of the Plan. Any shares of Stock which are used by a Participant as full or partial payment to the Company to satisfy a purchase price related to an Award shall again be available for the purposes of the Plan. To the extent any shares subject to an Award are not delivered to a Participant because such shares are used to satisfy an applicable tax-withholding obligation, such withheld shares shall again be available for the purposes of the Plan.

4.       Administration.

         The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to determine the individuals to whom, and the time or times at which, Awards shall be granted and the number of shares, if applicable, to be subject to each Award. In making such determinations, the Committee may take into account the nature of services rendered by the respective individuals, their present and potential contributions to the Employer's success and such other factors as the Committee, in its discretion, shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have plenary discretionary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), to waive or amend any provision hereof in any manner not adversely affecting the rights granted to the Participant by the express terms hereof and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on the matters referred to in this Section 4 shall be conclusive.



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5.       Committee.

         The Committee shall be comprised of directors appointed by the Board, which may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. The Board shall select one of the Committee members as its Chairman, and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at any meeting at which there is a quorum. Any decision or determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. The Committee may, to the extent permitted by law, delegate its responsibilities and authority hereunder to an officer of the Company.

6.       Options.

         The Committee, in its discretion, may grant Options which are Incentive Stock Options or Non-qualified Stock Options, as evidenced by the Award Agreement, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

         A. Type of Option. Incentive Stock Options may be granted to any individual classified by the Committee as an employee of the Company, a Parent or a Subsidiary. A Non-Qualified Stock Option may be granted to any individual selected by the Committee.

         B. Option Prices. The purchase price of the Stock under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Stock at the time of the granting of the Option; provided that, in the case of a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary, the purchase price of the Stock under each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Stock on the date such Option is granted. The purchase price of the Stock under each Non-qualified Stock Option shall be determined from time to time by the Committee, which need not be uniform for all Participants.

         C. Exercise - Elections and Restrictions. The purchase price for an Option is to be paid in full upon the exercise of the Option, either (i) in cash, (ii) in the discretion of the Committee, by the tender to the Company (either actual or by attestation) of shares of Stock already owned by the Participant for a period of at least six months as of the date of tender and registered in his or her name, having a Fair Market Value equal to the cash exercise price of the Option being exercised, or (iii) in the discretion of the Committee, by any combination of the payment methods specified in clauses
                  (i) and (ii) hereof; provided that, no shares of Statutory Option Stock may be tendered in exercise of an Incentive Stock Option



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                  unless (a) such shares have been held by the Participant for at least one year and (b) at least two years have elapsed since such Statutory Option Stock was granted; and provided further that, unless otherwise specifically provided in an Award Agreement, until such time as a Public Offering shall occur, the only method of payment of the purchase price for an Option shall be cash. The Committee may, after consideration of any potential accounting consequences, cause the Company to loan the option price to the Participant or to guaranty that any shares to be issued will be delivered to a broker or lender in order to allow the Participant to borrow the option price. Unless otherwise provided in the Award Agreement, at the request of a Participant, the Committee may, to the extent permissible under applicable state law, in its sole discretion, allow the Participant to defer payment in full of the option price at the time the Participant provides written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the option price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of any withholding obligations on the part of the Company. The proceeds of sale of Stock subject to the Option are to be added to the general funds of the Company or to the shares of the Stock held in its Treasury, and used for its corporate purposes as the Board shall determine.

         D. Option Terms. The term of each Option shall not be more than ten (10) years from the date of granting thereof or such shorter period as is prescribed in the Award Agreement; provided that, in the case of a Participant who owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary, the term of any Incentive Stock Option shall not be more than five
                  (5) years from the date of granting thereof or such shorter period as prescribed in the Award Agreement. Within such limit, Options will be exercisable at such time or times, and subject to such terms, restrictions and conditions, as the Committee shall, in each instance, approve, which need not be uniform for all Participants. The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to Option until such shares shall be issued to him or her upon the exercise of his or her Option. Upon exercise of an Option, the Committee shall withhold a sufficient number of shares to satisfy the Company's minimum required statutory withholding obligations for any taxes incurred as a result of such exercise (based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes); provided that, in lieu of all or part of such withholding, the Participant may pay an equivalent amount of cash to the Company.

         E. Successive Option Grants. As determined by the Committee, successive option grants may be made to any Participant under the Plan.



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         F.       Additional Incentive Stock Option Requirements.

                  (1) Grant Limits. The maximum aggregate Fair Market Value (determined at the time an Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company, a Parent and a Subsidiary) shall not exceed $100,000.

                  (2) Notice of Disposal. A Participant who disposes of Stock acquired upon the exercise of an Incentive Stock Option either (i) within two years after the date of grant of such Incentive Stock Option or (ii) within one year after the transfer of such shares to the Participant upon exercise, shall notify the Company of such disposition and of the amount realized upon such disposition.

                  (3) Termination of Participant's Employment. The holder of any Option issued hereunder must exercise the Option prior to his or her termination of employment, except that if the employment of a Participant terminates with the consent and approval of his or her Employer, the Committee may, in its absolute discretion, permit the Participant to exercise his or her Option, to the extent that he or she was entitled to exercise it at the date of such termination of employment, at any time within three (3) months or such longer period as approved by the Committee after such termination, but not after ten (10) years (or five (5) years, if applicable) from the date of the granting thereof. Notwithstanding the preceding, the Committee may, in a Participant's Award Agreement, afford a Participant who terminates employment other than for cause, the right to exercise his or her Option, to the extent that he or she was entitled to exercise it at such date of termination of employment, at any time within three (3) months or such longer period as approved by the Committee after such termination, but not after ten (10) years (or five (5) years, if applicable) from the date of granting thereof.

                  (4) Death of Participant. In the event of the death of a Participant during the term of an Award Agreement and while he or she is employed by the Company (or its Parent or a Subsidiary), any outstanding option shall become fully vested (if not already fully vested) and may be exercised by a legatee or legatees of the Participant under his or her last will, or by his or her personal representatives or distributees, at any time within a period of one year after his or her death, but not after ten (10) years from the date of grant as specified in the Award Agreement, and only if he or she was entitled to exercise the option at the date of his or her death. The Committee may, in any Award Agreement, provide additional provisions for the exercise of an Option after the death of a Participant.


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         G. Deferral of Gain on a Non-qualified Stock Option. In accordance with the terms of the applicable non-qualified deferred compensation plan, if any, in which a Participant is eligible to participate, a Participant may elect to defer any gain realized upon the exercise of a Non-qualified Stock Option. The election to defer the gain must be made in accordance with the applicable non-qualified deferred compensation plan.

7.       Stock Appreciation Rights.

         A. Grant Terms. The Committee may grant a Stock Appreciation Right independent of an Option or in connection with an Option or a portion thereof. A Stock Appreciation Right granted in connection with an Option or a portion thereof shall cover the same shares of Stock covered by the Option, or a lesser number as the Committee may determine. A Stock Appreciation Right shall be subject to the same terms and conditions as an Option, and any additional limitations, terms or conditions set forth in this Section 7 or the Award Agreement.

         B. Exercise Terms. The exercise price per share of Stock of a Stock Appreciation Right shall be an amount determined by the Committee. A Stock Appreciation Right granted independent of an Option shall entitle the Participant upon exercise to a payment from the Company in an amount equal to the excess of the Fair Market Value on the exercise date of a share of Stock over the exercise price per share, times the number of Stock Appreciation Rights exercised. A Stock Appreciation Right granted in connection with an Option shall entitle the Participant to surrender an unexercised Option (or portion thereof) and to receive in exchange an amount equal to the excess of the Fair Market Value on the exercise date of a share of Stock over the exercise price per share for the Option, times the number of shares covered by the Option (or portion thereof) which is surrendered. Payment may be made, in the discretion of the Committee, in (i) Stock, (ii) cash or (iii) any combination of Stock and cash. Cash shall be paid for fractional shares of Stock upon the exercise of a Stock Appreciation Right.

         C. Limitations. The Committee may impose such conditions upon the exercisability or transferability of Stock Appreciation Rights as it determines in its sole discretion.

8.       Other Stock-Based Awards and Cash-Based Awards.

         The Committee may, in its sole discretion, grant Awards of Stock, restricted Stock and other Awards that are valued in whole or in part by reference to the Fair Market Value of Stock. These Awards shall collectively be referred to herein as Other Stock-Based Awards. The Committee may also, in its sole discretion, grant Cash-Based Awards, which shall have a value as may be determined by the Committee. Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, but not limited to, the right to receive one or more shares of Stock (or the cash-equivalent thereof) upon the completion of a specified period of service, the occurrence of an event or the attainment of performance objectives. Other Stock-Based Awards and Cash-Based Awards may be granted with or in addition to other Awards. Subject to the other terms of the Plan, Other Stock-Based Awards and Cash-Based Awards may be granted to such Participants in such amounts and upon such terms, restrictions and conditions, and at any time and from time to time, as shall be determined by the Committee and set forth in an Award Agreement.

9.       Performance-Based Awards.

         To the extent applicable, the Committee may, in its sole and absolute discretion, determine that certain Awards, including Other Stock-Based Awards and/or Cash-Based Awards, should be subject to such requirements so that they are deductible by the Employer under Code Section 162(m), or any successor thereto. If the Committee so determines, such Awards shall be considered Performance-Based Awards subject to the terms of this Section 9, as provided in the Award Agreement. A Performance-Based Award shall be granted by the Committee in a manner to satisfy the requirements of Code Section 162(m) and the regulations thereunder. The performance measures to be used for purposes of a Performance-Based Award shall be chosen by the Committee, in its sole and absolute discretion, from among the following: earnings per share of Stock; book value per share of Stock; net income (before or after taxes); operating income; return on invested capital, assets or equity; cash flow return on investments which equals net cash flows divided by owners' equity; earnings before interest or taxes; gross revenues or revenue growth; market share; expense management; improvements in capital structure; profit margins; Stock price; total stockholder return; free cash flow; or working capital. The performance measures may relate to the Company, a Parent, a Subsidiary, an Employer or one or more units of such an entity.

         The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to an Award and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. The Committee shall have the discretion to adjust Performance-Based Awards downward.

         For calendar years beginning after the "reliance period" defined in Treas. Reg. Section 1.162-27(f)(2) or any successor thereto with respect to the Company, an Award shall be a Performance-Based Award only if the Committee described in Section 5 consists solely of two or more Outside Directors within the meaning of Treas. Reg. Section 1.162-27(e)(3) or any successor thereto.

10.      Nontransferability of Awards.

         Unless otherwise determined by the Committee and expressly set forth in an Award Agreement, an Award granted under the Plan and all rights thereunder shall, by its terms, be non-transferable, nonassignable and not subject to encumbrance in any manner otherwise than by will or the laws or descent and distribution and an Award may be exercised, if applicable, during the lifetime of the Participant thereof, only by the Participant or his or her guardian or legal representative. Notwithstanding the above, the Committee may not provide in an Award Agreement that an Incentive Stock Option is transferable. Any attempted assignment, transfer, mortgage, pledge or encumbrance except as herein authorized, shall be void and of no effect.

11.      Investment Purpose.

         If deemed advisable by the Committee, each Award under the Plan shall be awarded only on the condition that all purchases of Stock thereunder shall be for investment purposes, and not with a view to resale or distribution, except that the Committee may make such provision with

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respect to Awards granted under this Plan as it deems necessary or advisable for the release of such condition upon the registration with the Securities and Exchange Commission of Stock subject to the Award, or upon the happening of any other contingency warranting the release of such condition.

         If deemed advisable by the Committee, the certificates evidencing the shares acquired by the Participant pursuant to this Plan may bear a restrictive legend, if appropriate, indicating that the shares have not been registered under said Act and are subject to restrictions on the transfer thereof, which legend may be in the following form (or such other form as the Company shall determine to be proper), to-wit:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, but have been issued or transferred to the registered owner pursuant to the exemption afforded by Section 4(2) of said Act. No transfer or assignment of these shares by the registered owner shall be valid or effective, and the issuer of these shares shall not be required to give any effect to any transfer or attempted transfer of these shares, including without limitation, a transfer by operation of law, unless (a) the issuer shall have received an opinion of its counsel that the shares may be transferred without requirement of registration under said Act, or (b) there shall have been delivered to the issuer a 'no-action' letter from the staff of the Securities and Exchange Commission, or (c) the shares are registered under said Act."

         In addition to the restrictions described above, the Participant may not sell, pledge, transfer, donate, assign or otherwise dispose of (collectively, "transfer"), whether voluntarily or by operation of law, any shares of Stock acquired pursuant to the Plan except as provided in this Section 11.

         A.       Right of First Refusal.

                  (1) If the Participant intends to transfer any shares of Stock pursuant to a bona fide purchase offer of an offeror who has agreed to be bound by transfer and buy/sell restrictions identical to those to which the Participant is subject ("Offeror"), the Participant shall deliver to the Company a written notice ("Notice") of such intention to transfer such shares, setting forth in reasonable detail: (i) the proposed price, (ii) the number of shares proposed to be transferred, (iii) the other terms and conditions of the proposed transfer of such shares, (iv) an offer to sell the shares to the Company as provided herein and (v) the identity of the Offeror. The shares proposed to be transferred are hereinafter referred to as the "Offered Shares."

                  (2) The Company may elect to purchase all (but not less than all) of the Offered Shares at any time during the thirty (30) day period following its receipt of the Notice. The Company shall be entitled to purchase the

                           Offered Shares from the Participant at the same price and on the same terms and conditions as those pursuant to which the Participant proposes to transfer the Offered Shares, as described in the Notice. If the Company fails to respond to such offer within the 30-day period, it shall be deemed to have rejected the offer.

                  (3) Unless the Participant and the Company otherwise agree, the closing of the purchase of the Offered Shares shall take place at the principal offices of the Company at 10:00 a.m. on the tenth day (or if such day is not a business day on the next business day) after the expiration of the 30-day period. At the closing, the Participant shall tender the Offered Shares, together with appropriate instruments of transfer endorsed to the Company, and the Company shall tender a certified check, cashier's check or a wire transfer of immediately available funds in the amount of the purchase price therefore.

                  (4) If the Offered Shares are not purchased by the Company pursuant to this Section 11, the Participant shall be entitled to sell all of the Offered Shares to the Offeror at the price and on the terms and conditions specified in the Notice, provided that such sale is consummated within one-hundred twenty
                           (120) days from the date the Notice is delivered to the Company. For any sale of shares after such one-hundred twenty (120) day period, the Participant shall give a new notice which shall reinstate the rights of the Company set forth in this Section 11 to purchase the Offered Shares.

         B. Take-Along Rights. If an offeror desires to purchase all of the outstanding shares of Stock and if the owners of at least 50% of the outstanding shares desire to make such sale, the Participant agrees to sell all of his or her shares to such offeror on the terms and conditions approved by the owners of at least 50% of the outstanding shares.

         C. Effect of Prohibited Transfer. If any transfer of shares is made or attempted by a Participant other than in accordance with the terms of this Plan and the Award Agreement, the Company may refuse for any purpose to recognize any transferee who receives shares and any such transferee shall have no right to claim or retain any dividends on such shares which were paid or become payable subsequent to the date on which the prohibited transfer was made or attempted. In addition to any other legal or equitable rights that it may have, the Company may enforce its rights by specific performance to the extent permitted by law.

         D. Buy-Back Rights. If the Participant terminates employment for any reason, the Participant must, upon request by the Committee, sell his or her shares of Stock to the Company at a price equal to the Fair Market Value, as defined in the Plan, of such shares of Stock on the date of such sale. The Company shall exercise the buy-back right with respect to a Participant no later than twelve (12) months after the date the Participant terminates employment.

         E. Exceptions to Transfer Restrictions. Notwithstanding anything to the contrary in this Plan and Award Agreement, the restrictions upon transfer set forth in this Section 11 shall not apply to a transfer of shares of Stock by a Participant to any of (i) the Participant's heirs, executors, administrators or other personal representative upon death of the Participant or (ii) the Participant's spouse, children or grandchildren, or a trust for their or the Participant's benefit; provided that, the restrictions on transfer in this Section 11 shall continue to apply to the shares received by any such permitted transferee, including without limitation that such permitted transferee shall not again transfer such shares except in accordance with this Section 11.

         F. Termination of Transfer Restrictions. The restrictions described in Sections 11(A) through 11(E) shall apply except as provided otherwise in the Award Agreement and shall terminate on the earlier of a Public Offering of shares of Stock or mutual agreement of the parties to an Award Agreement.

12.      Adjustments Upon Changes in Capitalization or Corporation Acquisitions.

         Notwithstanding any other provisions of the Plan, unless otherwise provided in the Award Agreement, the number and class of shares subject to each outstanding Award and the exercise prices, if applicable, shall be adjusted, to the same pro rata number of shares and price as in the original Award Agreement, in the event of changes in the outstanding Stock by reason of stock dividends, stock splits, reverse stock splits, recapitalization, mergers, consolidations, statutory share exchange, sale of all or substantially all assets, split-ups, combinations or exchanges of shares and the like, and, in the event of any such change in the outstanding Stock, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which Awards may be granted to an individual shall be appropriately adjusted by the Committee, whose determination shall be conclusive. In the event the Company, a Parent or a Subsidiary enters into a transaction described in Section 424(a) of the Code with any other corporation, the Committee shall, unless otherwise provided in the Award Agreement, grant options to employees or former employees of such corporation in substitution of options previously granted to them upon such terms and conditions as shall be necessary to qualify such grant as a substitution described in Section 424(a) of the Code.

         In the event of a Change in Control, notwithstanding any other provisions of the Plan or Award Agreement to the contrary, the Committee may, in its sole discretion, provide for:

         (1) Accelerated vesting of any outstanding Awards that are otherwise unexercisable or unvested as of a date selected by the Committee;

         (2) Termination of an Award upon the consummation of the Change in Control in exchange for the payment of a cash amount determined at the discretion of the Committee but intended to provide the Participant with the difference between the Stock subject to the vested portion of the Award and the exercise price; and/or

         (3) Issuance of substitute Awards to substantially preserve the terms of any Awards previously granted under the Plan, which may be with respect to securities of a successor issuer.

13.      Amendment and Termination.

         The Board may at any time terminate the Plan, or make such amendments or modifications to the Plan as it shall deem advisable; provided, however, that if and solely if such approval is required by applicable law, then to the extent such approval is so required, such amendment or modification shall be made subject to approval by the holders of Stock. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted, adversely affect the rights of such Participant under such Award.

14.      Effectiveness of the Plan.

         The Plan shall become effective upon adoption by the Board, subject, however, to its further approval by the stockholders of the Company given within twelve (12) months of the date the Plan is adopted by the Board at a regular meeting of the stockholders or at a special meeting duly called and held for such purpose. Grants of Awards may be made prior to such stockholder approval but all Award grants made prior to stockholder approval shall be subject to the obtaining of such approval and if such approval is not obtained, such Awards shall not be effective for any purpose.

15.      Time of Granting of an Award.

         An Award grant under the Plan shall be deemed to be made on the date on which the Committee, by formal action of its members duly recorded in the records thereof, makes an Award to a Participant (but in no event prior to the adoption of the Plan by the Board); provided that, such Award is evidenced by a written Award Agreement duly executed on behalf of the Company and on behalf of the Participant, if applicable, within a reasonable time after the date of the Committee action.

16.      Term of Plan.

         This Plan shall terminate ten (10) years after the date on which it is approved and adopted by the Board and no Award shall be granted hereunder after the expiration of such ten-year period. Awards outstanding at the termination of the Plan shall continue in accordance with their terms and shall not be affected by such termination.

17.      Severability.

         Any word, phrase, clause, sentence or other provision herein which violates or is prohibited by any applicable law, court decree or public policy shall be modified as necessary to avoid the violation or prohibition and so as to make this Plan and any Award Agreement enforceable as fully as possible under applicable law, and if such cannot be so modified, the same shall be ineffective to the extent of such violation or prohibition without invalidating or affecting the remaining provisions herein.

18.      Non-Waiver of Rights.

         The Company's failure to enforce at any time any of the provisions of this Plan or any Award Agreement or to require at any time performance by the Participant of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect either the validity of this Plan, any Award Agreement, or any part hereof, or the right of the Company thereafter to enforce each and every provision in accordance with the terms of this Plan and any Award Agreement.

19.      Assignment.

         Any Award Agreement shall be freely assignable by the Company and shall inure to the benefit of, and be binding upon, the Company, its successors and assigns and/or any other entity which shall succeed to the business presently being conducted by the Company.

20.      No Right To Continued Employment.

         Nothing in the Plan or in any Award granted pursuant to the Plan shall be considered or construed as creating a contract of employment for any specified period of time or shall confer on any individual any right to continue in the employ of the Employer or interfere in any way with the right of the Employer to terminate his or her employment at any time.

21.      Choice of Law.

         The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of law.

         The foregoing Plan was approved and adopted by the Board on ______________, ________.

                                            BUILD-A-BEAR WORKSHOP, INC.



                                            By
                                              ---------------------------------





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